A Blockchain Technology Company

Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

October 2015

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of BTCS Inc. ("BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither BTCS nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of BTCS and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in BTCS' securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in BTCS.

BTCS files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding BTCS, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on April 15, 2015.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on BTCS' web site (www.btcs.com).

You may also read and copy any document that BTCS files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a decentralized public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

Blockchain Technology Consumer Solutions

Pro-Forma Merger Highlights

Pro-Forma Combined Financial Projections

- Spondoolies has successfully built two generations of ASIC servers
- Power capacity available to deploy SP50 servers
- BTCS has experienced team running NC facility to drive expansion in other locations
- SP50 designed awaiting capital to fund final development, production and assembly

Assumptions:

- $14.6m sales of SP50 in 2016Q1
- 500 SP50s deployed (~8mw)
- 6% monthly network difficulty increase
- Average hosting cost $0.055 Kw/h
- Completion of $5 million equity financing

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

Revenue Forecast ($m)



$80
$70
$60
$50
$40
$30
$20
$10
$0
$44
$50
$59
$48
$59
$71
2016E
2017E
@ $230/BTC
@ $280/BTC
@ $340/BTC

EBITDA Forecast ($m) & Margin



$60
$50
$40
$30
$20
$10
$0
100%
80%
60%
40%
20%
0%
$26
$33
$41
$30
$41
$53
59%
63%
2016E
2017E
@ $230/BTC
@ $280/BTC
@ $340/BTC
EBITDA Margin @ $230/BTC

Pro-Forma Capitalization

Pro-Forma Combined Equity Cap Table (1)

	Shares	% Basic	% Diluted
Common Shares			
BTCS	157,310,545	55.0%	51.0%
Spondoolies (2)	128,708,628	45.0%	41.7%
Total Common	**286,019,173**	**100.0%**	**92.7%**

1. As of 10/15/2015, assumes successful closing of the merger, subject to adjustment based on BTCS' liquidation preference in Spondoolies
2. Assumes pending Series A preferred stock as converted. No other rights except 9.99% blocker associated with pending Series A

Pro-Forma 2016E Price/EBITDA vs. Stock Price

2016E EBIDA ($m)	Stock Price							
	$0.08	$0.10	$0.12	$0.17	$0.22	$0.25	$0.30	$0.35
$8	2.86x	3.58x	4.29x	6.08x	7.87x	8.94x	10.73x	12.51x
$10	2.29x	2.86x	3.43x	4.86x	6.29x	7.15x	8.58x	10.01x
$12	1.91x	2.38x	2.86x	4.05x	5.24x	5.96x	7.15x	8.34x
$14	1.63x	2.04x	2.45x	3.47x	4.49x	5.11x	6.13x	7.15x
$16	1.43x	1.79x	2.15x	3.04x	3.93x	4.47x	5.36x	6.26x
$18	1.27x	1.59x	1.91x	2.70x	3.50x	3.97x	4.77x	5.56x
$20	1.14x	1.43x	1.72x	2.43x	3.15x	3.58x	4.29x	5.01x
$22	1.04x	1.30x	1.56x	2.21x	2.86x	3.25x	3.90x	4.55x
$24	0.95x	1.19x	1.43x	2.03x	2.62x	2.98x	3.58x	4.17x
$26	0.88x	1.10x	1.32x	1.87x	2.42x	2.75x	3.30x	3.85x
$28	0.82x	1.02x	1.23x	1.74x	2.25x	2.55x	3.06x	3.58x
$30	0.76x	0.95x	1.14x	1.62x	2.10x	2.38x	2.86x	3.34x
$32	0.72x	0.89x	1.07x	1.52x	1.97x	2.23x	2.68x	3.13x

$2.3m April 2015 Financing

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

Substantial Accomplishments Since April

- ✓ Completed capacity expansion to 3mw in NC
- ✓ Signed definitive merger agreement with Spondoolies
- ✓ Established equipment finance facility with CSC Leasing
- ✓ Spondoolies announced SP50
- ✓ 2,481% YTD growth in bitcoins earned compared to 2014
- ✓ 5mw data center hosting contract under negotiation

Summary Comparables

- 9.9x average 2016 EV/EBITDA multiple for public company comps compared to 1.2x for BTCS on a pro-forma combined basis
- Estimated 50%+ EBITDA margin inline with public comparables
- Substantially de-risked business model i.e. many components to succeed teed up

Public Company Analysis (USD)*

					Trailing Twelve Months						2016E			
Name	Ticker	Price per Share	MC (m)	EV (m)	Rev (m)	Gross Margin	EBITDA (m)	EBITDA Margin	P/Rev	EV/EBITDA	Rev (m)	EBITDA	P/Rev	EV/EBITDA
Xoom Corporation	XOOM	$24.94	$622	$435	$174	62%	$8	19%	3.6x	52.5x	$234	$32	2.7x	13.6x
Blackhawk Network Holdings, Inc.	HAWK	$40.99	$1,752	$1,859	$1,620	25%	$156	34%	1.1x	11.9x	$1,143	$230	1.5x	8.1x
Global Payments Inc.	GPN	$134.00	$15,616	$17,406	$2,774	63%	$594	86%	5.6x	29.3x	$2,091	$659	7.5x	26.4x
Green Dot Corporation	GDOT	$17.83	$302	$209	$693		$126	66%	0.4x	1.7x	$747	$167	0.4x	1.3x
Investment Technology Group	ITG	$15.97	$212	$93	$574		$91	63%	0.4x	1.0x	$554	$116	0.4x	0.8x
Digital CC Ltd	ASX: DCC	$0.12	$20	$20	$36	22%	($3)		0.6x		$5	$2	3.7x	9.0x
Vogogo Inc.**	TSXV: VGO	$0.74	$31	$21	$0		($9)		460.7x		$12	($1)	2.6x	
				Average		43%		54%	1.9x	19.3x			2.7x	9.9x
				Mean					0.8x	11.9x			2.6x	8.5x
BTCS Inc. Pro-Forma Combined	BTCS	$0.11	$31	$31	$28				1.1x		$43.5	25.8	0.7x	1.2x

** source: ThomsonReuters, as of 10/23/2015*

** P/Rev excluded from Trailing Twelve Month Average and Mean calculations

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

Blockchain Technology Consumer Solutions

Industry Overview

The Blockchain Explained

What is it? *"The blockchain is a decentralized public ledger"*

Why it matters? *"More than just the foundational basis for digital currency, the blockchain has the ability to impact all industries on a global basis that require trust and rely on or utilize record keeping"*

DECENTRALIZED
The blockchain is secured and maintained by a network of specialized servers (nodes) around the world

PUBLIC
All transactions are publically available on the blockchain

TRUSTED
Transactions are verified and confirmed by nodes around the world before being added to the blockchain

How it fits?


The PC Era
Semiconductor Technology
The Internet Era
TCP/IP Protocol
The Blockchain Era
Bitcoin Protocol

Blockchain Potential Applications & Disruption

The blockchain is radically changing the future of transaction based industries

BTCS powers the ecosystem and touches every blockchain transaction



THE BLOCKCHAIN
Smart Contracts
Digital Rights
Wagers
Escrow
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
BitCasino.io
CLOUDBET
BTCrow
EscrowCoin
Counterparty
chain
BLOCKTRUST
tØ
symbiont
BTCjam
Bitcoin Shop
BitGo
coinbase
Gem
GoCoin
itBit
expresscoin
factom
CryptoVoter
bitCongress

Bitcoin - Most Prominent Blockchain Use Case

The Traditional *Traits* of Money*

Poor ○ ◔ ◑ ● *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	**Bitcoin** *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◑	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◑	◑	●
Acceptable	◔	◑	●	◔
Scarce *(Predictable Supply)*	◔	◑	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Decentralized**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*
*** New traits made possible by the invention of the blockchain.*

Why it Truly Matters

Greece Exposes Risks and the Fragile Nature of Government Backed Currencies


Greece, has defaulted or restructured its debt five different times since the country declared its independence in 1821


SHAME
on you
GREECE
ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ

The Default Zone

Total number of sovereign defaults and/or reschedulings in Europe since 1800


14
12
10
8
6
4
2
0
Spain 13
Germany 8
France 8
Hungary 7
Austria 7
Turkey 6
Portugal 6
Russia 5
Greece 5
Romania 3
Poland 3
Netherlands 1
Italy 1

Source: Reinhart and Rogoff – This Time is Different.


Public debt as % of GDP
2015 forecast
Greece
172%

Source: International Monetary Fund, World Economic Outlook.

Bitcoin Ranking/Acceptance

M1 Rank		Country	Money Supply (billions)
1		European Union	$6,736
2		China	$5,846
3		Japan	$5,403
4		United States	$2,943
5		Germany	$2,236
6		Italy	$1,185
≈	≈	≈	≈
114		Belarus	$3.75
115		Brunei	$3.53
116		Bitcoin	$3.45
117		Equatorial Guinea	$3.36
118		El Salvador	$3.05

Source: U.S. Central Intelligence Agency, Blockchain.info, as of 9/24/2015.

Notable Companies Accepting Bitcoin	Revenue (billions)
Microsoft	$94
Dell	$57
DISH	$14
Expedia	$5.9
Time Inc.	$3.1
Systemax Inc. (Tiger Direct)	$3.3
Overstock	$1.5
1-800-FLOWERS	$1.1
Zynga	$0.7
Total	**$181**

Source: Yahoo Finance, as of 6/25/2015.

Bitcoin Adoption is Rapidly Accelerating

User Wallets [(1)]


706% CAGR
9000000
8000000
7000000
6000000
5000000
4000000
3000000
2000000
1000000
0
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

Cumulative Trading Volume [(2)]


200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15

Est. Merchants Accepting Bitcoins [(3)]


408% CAGR
120,000
100,000
80,000
60,000
40,000
20,000
-
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

of Transactions on Blockchain [(4)]


253% CAGR
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15

Source: 1. blockchain.info, bitcoinpulse.com, CoinDesk.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay, IB Times; 4. bitcoinity.com, as of 9/26/2015.

Venture Capital Landscape

- Over $210 million of venture capital funds invested to secure the blockchain, bitcoin's key innovation
- BTCS is the only U.S. public company focused on securing the blockchain with a fully integrated solution

Active Investors

ACCEL PARTNERS
ANDREESSEN HOROWITZ
khosla ventures
Goldman Sachs
NYSE New York Stock Exchange
NASDAQ
DFJ GROWTH
IDG资本 IDG Capital Partners
WINKLEVOSS CAPITAL
citi VENTURES
VISA
RRE Ventures
LIGHTSPEED VENTURE PARTNERS

Sector Distribution of Top 15 Funded Companies (millions)



Transaction Verification Services
Universal Platforms
Digital Wallets
Infrustructure
Payment Processor
Financial Services
Exchange
$210
$182
$105
$64
$53
$37
$28
$0
$50
$100
$150
$200
$250

Early Internet VC Investment vs. Blockchain (millions)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$250
$96
$349
Q1&Q2 $372
$786
1995 Internet
2013 Bitcoin
2014 Bitcoin
2015 Projected

Source: CoinDesk.com, as of 9/2/2015.

BTCS™

Blockchain Technology Consumer Solutions

Corporate Overview

Securing the Blockchain

- BTCS secures the blockchain through transaction verification and touches every transaction
- Initial and early focus areas centered on digital currencies
- Refined focus over time to reduce risk and capitalize on disruptive potential of blockchain across all industries



E-commerce
INITIAL FOCUS
Digital Rights
Wagers
Escrow
Smart Contracts
Digital Currency
Global Payments
Remittance
P2P Lending
Microfinance
BROADENED FOCUS
THE BLOCKCHAIN
Secured by
BTCS
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Securities
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
CURRENT FOCUS

Principals of Transaction Verification Fees

Transaction Fee Over Time



Newly Issued Bitcoins
User Portion of the Transaction Fee
Time

Transaction in Detail



Bob sends Kate 3 bitcoins
Kate receives 3 bitcoins
Transaction Verification Processor (i.e. Bitcoin Miner)
Miner verifies the transaction and receives a fee from Bob and newly issued bitcoins from the network.

- The network is currently programmed to only issue 21 million bitcoins
- Over time the reward for processing transactions will be 100% comprised of transaction fees paid by users

Current Transaction Verification Fee Breakdown

My account — Dashboard | Workers | Monitoring | Rewards | $ Payouts | Activity Log | Settings

Reward History

Visit **User Manual** for more information about how your rewards are calculated.

Current Block Reward

Current Transaction Fee Portion

NMC

Block ID	Block Found At	Duration	Pool Scoring Hash Rate	Your Scoring Hash Rate	Your Reward	Block Value	Confirmations Left
25030	2015-10-05 14:11	7 minutes	36.18 Ph/s	824.3 Th/s	0.56055591 BTC	25.10655658 BTC	96
25029	2015-10-05 14:04	3 hours	36.12 Ph/s	819.3 Th/s	0.56475840 BTC	25.40758342 BTC	93
25028	2015-10-05 10:29	4 hours	36.02 Ph/s	603.0 Th/s	0.41257004 BTC	25.14880118 BTC	77
25027	2015-10-05 06:29	5 hours	33.85 Ph/s	621.9 Th/s	0.45212446 BTC	25.10847849 BTC	51
25026	2015-10-05 00:45	3 hours	32.25 Ph/s	835.6 Th/s	0.63597860 BTC	25.04508863 BTC	17
25025	2015-10-04 21:12	21 minutes	32.59 Ph/s	836.8 Th/s	0.62959399 BTC	25.01804247 BTC	Confirmed
25024	2015-10-04 20:50	5 hours	32.50 Ph/s	834.5 Th/s	0.62957876 BTC	25.01776085 BTC	Invalid
25023	2015-10-04 14:59	2 hours	35.39 Ph/s	832.4 Th/s	0.58032924 BTC	25.17761524 BTC	Confirmed
25022	2015-10-04 12:51	4 hours	36.51 Ph/s	839.6 Th/s	0.56690912 BTC	25.15741679 BTC	Confirmed
25021	2015-10-04 08:42	33 minutes	35.17 Ph/s	844.2 Th/s	0.59524702 BTC	25.30638598 BTC	Confirmed
25020	2015-10-04 08:09	28 minutes	34.56 Ph/s	839.8 Th/s	0.60043279 BTC	25.21513961 BTC	Confirmed
25019	2015-10-04 07:40	3 hours	33.40 Ph/s	836.5 Th/s	0.62300476 BTC	25.38396813 BTC	Confirmed
25018	2015-10-04 04:40	15 minutes	33.01 Ph/s	831.9 Th/s	0.62645052 BTC	25.36141073 BTC	Confirmed

Bitcoin Distribution – Newly Issued

Newly issued bitcoins are based on a mathematically controlled supply

Total Bitcoins Over Time (m)


25.00
20.00
15.00
10.00
5.00
0.00
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037
2039

Projected Bitcoins in Near Future

Date Reached	Reward Per Block	Year (Estimate)	Start BTC	BTC Added	End BTC	BTC Increase	End BTC Limit
1/3/09	50	2009	0	2625000	2625000	infinite	12.50%
4/22/10	50	2010	2625000	2625000	5250000	100.00%	25.00%
1/28/11	50	2011	5250000	2625000	7875000	50.00%	37.50%
12/14/11	50	2012	7875000	2625000	10500000	33.33%	50.00%
11/28/12	25	2013	10500000	1312500	11812500	12.50%	56.25%
10/9/13	25	2014	11812500	1312500	13125000	11.11%	62.50%
8/11/14	25	2015	13125000	1312500	14437500	10.00%	68.75%
7/29/15	25	2016	14437500	1312500	15750000	9.09%	75.00%
	12.5	2017	15750000	656250	16406250	4.17%	78.13%
	12.5	2018	16406250	656250	17062500	4.00%	81.25%
	12.5	2019	17062500	656250	17718750	3.85%	84.38%
	12.5	2020	17718750	656250	18375000	3.70%	87.50%
	6.25	2021	18375000	328125	18703125	1.79%	89.06%
	6.25	2022	18703125	328125	19031250	1.75%	90.63%
	6.25	2023	19031250	328125	19359375	1.72%	92.19%
	6.25	2024	19359375	328125	19687500	1.69%	93.75%

Source: Bitcoin Wikipedia https://en.bitcoin.it/wiki/Controlled_supply

Key Revenue and Gross Profit Drivers

Gross Profit = Revenue - Power and Mining Expense

Revenue
- Price of bitcoin
- Network difficulty adjustments

Power and Mining Expense
- Equipment efficiency – energy per hash rate
- Data center operating efficiency – electricity price

BTCS Competitive Advantage / Barriers to Entry

BTCS www.btcs.com

spondooliestech

- **Low Cost Operations:** 3mw North Carolina Facility



Click on image above or visit https://youtu.be/DgHuyltPUfg to view the most recent facility video tour.

- **Intellectual Property:** Proven track record of designing cutting edge servers. Spondoolies has successfully designed and built what is generally recognized as some of the best products on the market and has now designed the SP50.



Revenue Example – Supporting Calculations

Bitcoin Distribution Formula per Month

H = Server Hashrate (TH/s)
D = Network Difficulty (adjusts bi-weekly based on network performance)
B = Reward per Block
N = Average number of days per month
84,600 = Number of seconds per day

$$\text{\# of Bitcoins Earned per Month} = \frac{H * B * N * 84{,}600}{D * 2^{32}} = \frac{H * 25 * 30.41 * 84{,}600}{D * 2^{32}} = \frac{H}{D} * 0.0147731$$

Source: Bitcoin Wikipedia https://en.bitcoin.it/wiki/Controlled_supply

SP50 Monthly Revenue Example

H = 110TH/s (110,000,000,000 H/s)
D = 60,813,224,039
B = 25
N = 30.41
84,600 = Number of seconds per day



$$\text{Monthly Revenue for 1 SP50} = \frac{110{,}000{,}000{,}000 * 25 * 30.41 * 84{,}600}{60{,}813{,}224{,}039 * 2^{32}} = 27.09 \text{ BTC/month} = \$7{,}585.2$$

(As of 10/23, $280 BTC rate)

8mw Capacity ~ 500 SP50s = 500 * $7,585.2 = $3,792,600 per month

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

Power & Mining Expense Example – Supporting Calculations

Power Usage Cost Formula per Month

P = Server Power Usage (kW)
E = Facility Electric Cost ($/kWh)
H = Average Hours in a Month (hr)

$$\text{Power Usage Cost} = P * E * H$$

SP50 Monthly Power Usage Cost Example

P = 16.5 kW (SP50 Usage)
E = $0.055 kWh
H = 730 hr



Power Usage Cost for 1 SP50 = $P * E * H$ = 16.5 * $0.055 * 730 = $662.47 per month

8mw Capacity ~ 500 SP50s = 500 * $662.47 = $331,235 per month

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

Monthly Example Summary

Revenue = $3,792,600

Power and mining expense = $331,235

Gross Profit = $3,461,365

Profit margin = 91.3%

Cost to earn 1 bitcoin = $24.45

Excludes Pro-Forma Combined SG&A and public company costs estimated at $1.7-2m per year.

Example is for illustrative purposes only.

There are substantial uncertainties inherent in these projections and forecasts. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

A Timed Entrance to Securing the Blockchain



Bitcoin Price vs. Difficulty Level
25% Average Monthly Difficulty Increase
4% Average Monthly Difficulty Increase
Bitcoin Price (USD)
Difficulty (millions)
BTCS Entry Point
1
2
3
Unsustainable IRRs
High-Risk Volatility
Viable Long Term Opportunity
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014
6/1/2014
7/1/2014
8/1/2014
9/1/2014
10/1/2014
11/1/2014
12/1/2014
1/1/2015
2/1/2015
3/1/2015
4/1/2015
5/1/2015
6/1/2015
7/1/2015
8/1/2015
9/1/2015

1
- Rapid difficulty increases rendered ASIC (Application Specific Integrated Circuit) servers obsolete in a matter of months
- Poor investment due to risk/reward profile

2
- Network hash rate doubled every 1.87 months in 2014*. According to Moore's law CPU power should double every 2 years. ASIC server processing power approaching CPU processing growth pattern
- Predictable revenue expected
- Costs can no longer be ignored and smaller operations are being pushed out

3
- Price decline and price-to-difficulty spread has resulted in high-end ASIC servers readily available at competitive prices
- Limited capital available to invest and fund data centers and ASIC servers

*Source: CoinDesk.com, as of 9/24/2015, * calculated by BTCS based on publicly available hash rate data.*

Operational Hedge*

Our Facility Has Low Operational Costs



USD Exchange Rate
Bitcoin Price
Time
Bitcoins
Number of Bitcoins Earned
Time
Revenue
Estimated BTCS's Revenue
Time

- Declining bitcoin price forces smaller operations offline, decreasing competition and increasing market share potential for BTCS
- Low operational costs and increasing capacity at BTCS facility offsets declining bitcoin price risk
- Slower rate of difficulty increases extends the useful life of ASIC servers

** The operational hedge assumes the total current network hash rate includes operators with higher operating costs than BTCS which may come offline during bitcoin price declines. There is no guarantee the operational hedge will occur.*

Breakout Growth Across Key Metrics

BTCS Bitcoins Earned*



1,400
1,200
1,000
800
600
400
200
0
2,481%
YTD Growth
฿52
฿94
฿552
฿683
฿1,329
2014
2015Q1
2015Q2
2015Q3
2015 YTD

* Bitcoins earned are a non-GAAP financial measure, as of 9/30/2015.

BTCS Hashing Power & Electric Capacity



mw
Th/s
9
8
7
6
5
4
3
2
1
0
1000
800
600
400
200
0
0.1
176
1.5
891
3
891
8
891
2014Q4
2015Q1*
2015Q2
2015Q3
Electric Capacity (mw): Used Available Negotiating**
Hashing Power (Th/s)

* 715 Th/s came online in last month of Q1.

** BTCS is currently negotiating a hosting contract which if signed would provide an additional 5mw of power.

Key Facts:

- BTCS current cost to earn a bitcoin ~ $100-$120, expected cost with Spondoolies–Tech Ltd. ("Spondoolies") SP50 ~$25
- 5mw data center hosting contract currently under negotiation
- BTCS currently operating at 0.65mw (of 3mw capacity)
  - Achieved 3mw of capacity in July 2015
  - 3mw can power an estimated 20,000 Th/s of Spondoolies SP50 ASIC servers
- 83,000 square foot – repurposed manufacturing building with option to buy for $775,000 (less cumulative rent payments and security deposit)

Transaction Verification Services Facility







Pending Merger with spondooliestech

About Spondoolies

- Spondoolies founded in August 2013 develops, builds and sells world class ASIC servers



Merger Highlights

- Vertical integration, i.e. develop, build, and deploy ASIC servers
- Shared vision of building leading blockchain company; complementary teams with no overlap in roles
- BTCS invested $1.5m in Spondoolies on May 12, 2015 for a 6.6% equity interest
- Definitive merger agreement signed September 21, 2015

Spondoolies Key Highlights

- $28.1 million in revenue for 2014
- Received $10m in funding from prominent Israeli VC's BRM GENESIS
- 3rd generation ASIC servers expected to be 4x more efficient and cost 5x less to build

Management Team

Guy Corem, CEO & Founder

- 17 years of experience in embedded software development
- Previously software architect at Intel and Voltaire

Kobi Levin, COO & Founder

- 20 years of experience in leading hardware and system design
- Previously VP R&D at Voltaire and COO at Solaredge

Yuval Rosen, CFO

- 20 years of experience in leading finance for international technology companies
- Previously CFO at Cheetah Medical and Discretix

Gadi Glikberg, VP Sales & Marketing

- 10 years of experience in the technology industry
- Previously Director of pre-sales at Evolven software

Merger Premised on Vertical Integration



Deployment Revenue
Server Sales Revenue
Revenue
spondooliestech
BTCS
spondooliestech
BTCS
spondooliestech
Vertical Integration
BTCS
+
spondooliestech
Server Sales
Server Development
Server Sales
Server Development
Server Sales
Time

- Vertical integration should provide continued revenue during server development cycle

Competition to Secure the Blockchain



BITMAIN
16%
Others
58%
BitFury
15%
7%
4%
KnC

Source: Blocktrail.com/BTC, as of 9/24/2015

	Company	Strategy	Country	Cumulative Capital Raised	Technology and Deployment
	Bitmain Tech Ltd	Develop Build Deploy	China	unknown	• Tech: 28nm (TSMC) • Efficiency: 0.22 J/GH (current gen)
	Bitfury Holding B.V.	Develop Build Deploy	Netherlands	$60m	• Tech: 28nm • Efficiency: 0.35 J/GH (3rd gen)
	21 Inc	Develop Build Deploy	US	$121m	• Tech: 22nm (Intel) • Efficiency: 0.22 J/GH target
	KnCMiner AB	Develop Build Deploy	Sweden	$29m	• Tech: 16nm • Efficiency: Unknown
Pro-Forma Merged	Spondoolies-Tech LTD	Develop Build	Israel	$14.7m	• Tech: 28nm • Efficiency: 0.15 J/GH (SP50 target) • 4th Gen Tech: 16nm
	BTCS Inc.	Deploy	US		

Source: Bitfury.com, Bitmain.com, Spondoolies-tech.com, Kncminer.com, CoinDesk.com, as of 9/24/2015.

Spondoolies SP50

SP50 Key Specs





- Simplicity of 110 TH/s (Tera hash per second) in just one unit
- Extremely low power consumption **0.15 J/GH** (presently below many competitors) and an estimated 4x improvement over current Spondoolies units at 0.61 J/GH
- Cost effective 28 nanometer (nm) process
- Replaceable modular circuit boards (similar to blade servers) for quick upgrades and repairs
- Easily replaceable built-in power supply units
- Design foundation for future generation 16 nm chips









Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board*

- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary



Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*

- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University



Tim Sidie, *Lead Programmer, and Co-Founder*

- Leading our technology development and platform architecture
- Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and James Webb Space Telescope projects
- Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems
- B.S. in Computer Science, Ursinus College



Growth Strategy and Path Forward

- Vertically integrate though merger with Spondoolies
- Drive revenue growth through deployment of Spondoolies SP50 in North Carolina facility
- Evaluate other low-cost data centers to expand and diversify our transaction verification services business
- Evaluate and build additional consumer solutions that leverage blockchain technology
- Continue software development of universal platform
- Identify additional acquisition opportunities in the blockchain space
- Pursue uplisting to NASDAQ or NYSE MKT

Summary

- Early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a decentralized public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576